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                                                                   Exhibit 10.17

                                       *** Text Omitted and filed Separately
                                       Confidential Treatment Requested
                                       Under 17 C.F.R. (Sections) 200.80 (b)(4),
                                       200.83 and 240.24(b)-2.


               FIRST AMENDMENT AND FURTHER TERMS TO THE PRODUCT
                      DEVELOPMENT AND RESELLER AGREEMENT


     This FIRST AMENDMENT AND FURTHER TERMS TO THE PRODUCT DEVELOPMENT AND RESELLER AGREEMENT ("Amendment"), dated this 30th day of March, 2001, amends the Product Development and Reseller Agreement dated April 7, 2000 ("Reseller Agreement") that was executed by and between Genomica Corporation ("Genomica") and PE Corporation, by and through its PE Biosystems divisions, as follows:

     WHEREAS, the parties wish to amend certain terms of the Reseller Agreement;

     THEREFORE, the parties agree as follows:

     1. Name Change Amendment. All relevant Sections of the Reseller Agreement shall be amended to incorporate the name change executed by PE Corporation, changing PE Biosystems to "Applied Biosystems, Inc." (hereinafter "ABI"). In the Reseller Agreement, all references to "PE Biosystems" are hereby amended to "Applied Biosystems, Inc." and all references to "PEB" are hereby amended to "ABI."

     2. Consulting and Services Further Terms - ABI acknowledges that Genomica has, since the execution of the Reseller Agreement until the date of this Amendment, allocated substantial resources and incurred costs in support of ABI achieving the Sales Milestones under the Agreement. These resources and costs include, but are not limited to, Genomica employees' ongoing time and effort associated with developing marketing collateral, travel, training the ABI sales force, participating in joint ABI/Genomica marketing meetings, and resolving product integration issues, which are deemed by the parties to be over and above that otherwise required of Genomica in the Reseller Agreement ("Extraordinary Services"). ABI agrees to compensate Genomica for these Extraordinary Services incurred in the first calendar quarter of 2001 by paying Genomica a one-time fee of [***], payable within a reasonable time.

     3. Sales Milestones Amendment. Section 2.2 ("Conditional Exclusivity") is hereby amended and replaced in its entirety by the following:

       2.2    Conditional Exclusivity

       ABI and Genomica acknowledge and agree that the grant of Exclusive distribution rights under Section 2.1 herein is in consideration of ABI's on-going achievement of the Sales Milestones, as defined in Exhibit D.
       In the event that ABI fails to either (i) achieve a Sales Milestone in two (2) consecutive quarters, or (ii) achieve 75% of the aggregate Sales Milestones for four (4) consecutive quarters, Genomica may, at its sole discretion, elect to cause this Agreement to change from conditionally Exclusive to a

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       non-exclusive Agreement for the remainder of the term of the Agreement.
       For the period from the second quarter of 2001 through the first quarter of 2002, inclusive, ABI may choose to fulfill its Sales Milestone obligations by remitting quarterly payments to Genomica equal to the number of Genomica Product and Technical Support and Maintenance contracts that were to be sold by ABI for that quarter multiplied by the agreed upon fees for Genomica Product and Technical Support and Maintenance contracts to be paid to Genomica pursuant to Exhibit D.

     4.  Conditional Exclusivity Payment Further Terms.

       Genomica agrees to accept from ABI a one-time payment of [***], payable promptly following execution of this Amendment and in lieu of any other payment or consideration that may otherwise be called for under the Reseller Agreement or this Amendment, thereby allowing ABI to maintain its conditional exclusivity under the Reseller Agreement and nullifying any consequence under the Reseller Agreement for failing to meet any requirements for retention of exclusivity. Following this payment of [***], ABI's responsibility to meet its Sales Milestones pursuant to Exhibit D, or to fulfill its milestone obligations by making the quarterly payments specified in Section 2.2, shall commence on April 1, 2001, as noted under Section 3 above of this Amendment.



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     5.  Exhibit D.  Both tables in Exhibit D shall be amended as follows:

         Product Description                                Price

-----------------------------------------------------------------------------------------
Genomica Product - List Price               [***] list price per unit

                                            Genomica to receive [***] of the [***] price.
-----------------------------------------------------------------------------------------
Genomica Product - Package Price            [***] package price per unit

[***] when [***] with AB hardware [***] to  Genomica to receive [***] of the [***] price.
GeneMapper (e.g. [***])
-----------------------------------------------------------------------------------------
Genomica Product - Multiple Units           [***] multiple units price per unit
Price

[***] for any [***] that [***] or more      Genomica to receive [***] of the [***] price.
LinkMapper [***] at [***]. This price
applies only to [***] purchased [***]
the [***]. The [***] is priced per
boxes one or two above.
-----------------------------------------------------------------------------------------
Technical Support and Maintenance           [***] per Genomica Product per year
Agreement

[***] Genomica Product units [***] be       Genomica to receive [***] of [***] price
sold with the Technical Support             North America and Europe for the first
and Maintenance fee.                        year, and 100% in subsequent years.

                                            Genomica will be responsible for customer
                                            invoicing and collections beginning on
                                            the anniversary date of year 1 and in all
                                            subsequent years in North America and
                                            Europe.

                                            Genomica to receive [***] of [***] price for
                                            outside of North America and Europe for
                                            the first and subsequent years.

                                            ABI will be responsible for customer
                                            invoicing and collections for all support
                                            contracts sold outside of North America
                                            and Europe.
-----------------------------------------------------------------------------------------


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Sales Milestones

Sales Milestone
----------------------------------------------------------------------------
Q2'01                       [***] product and maintenance agreements sold
----------------------------------------------------------------------------
Q3'01                       [***] product and maintenance agreements sold
----------------------------------------------------------------------------
Q4'01                       [***] product and maintenance agreements sold
----------------------------------------------------------------------------
Q1'02                       [***] product and maintenance agreements sold
----------------------------------------------------------------------------
Q2'02                       [***] product and maintenance agreements sold
----------------------------------------------------------------------------
Q3'02                       TBD 30 days prior to Q3'02
----------------------------------------------------------------------------
Q4'02                       TBD 30 days prior to Q3'02
----------------------------------------------------------------------------
Q1'03                       TBD 30 days prior to Q3'02
----------------------------------------------------------------------------
Q2'03                       TBD 30 days prior to Q3'02
----------------------------------------------------------------------------


     6. Entire Agreement. This Amendment, together with the Reseller Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to their subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

     7. Modification. This Amendment may be supplemented, amended or modified only by the mutual agreement of the parties. No supplement, modification or amendment of this Amendment shall be binding unless it is in writing and signed by both parties.

     8. Inconsistency. In the event of any conflict between this Amendment and the Reseller Agreement, the terms of this Amendment shall govern.

     9. Reseller Agreement Continuance. Except with respect to the changes effected by this Amendment, the Reseller Agreement continues to remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by duly authorized officers or representatives on March 30, 2001.

[GENOMICA]                               [APPLIED BIOSYSTEMS, INC.]

    /s/   Kenneth S. Rubin                  /s/ Robert C. Jones
---------------------------------------  ---------------------------------------
Name:     Kenneth S. Rubin               Name:  Robert C. Jones
Title:    EVP of Commercial Development  Title: Vice President
Date:     March 30, 2001                 Date: March 30, 2001


*Confidential Treatment Requested